UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2010

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In anticipation of the expiration on December 31, 2010 of that certain Services and Development Agreement dated as of January 1, 2009 between NTS Mortgage Income Fund (the “Fund”) and Residential Management Company, a Kentucky corporation (“Residential”)(as amended pursuant to that certain Services and Development Agreement, as amended by that certain First Amendment to Services and Development Agreement dated as of December 31, 2009, that Second Amendment to Services and Development Agreement dated as of March 31, 2010, that Third Amendment to Services and Development Agreement dated as of June 30, 2010 and that Fourth Amendment to Services and Development Agreement dated as of September 30, 2010)(collectively, the “Agreement”), on December 28, 2010 the Fund and Residential entered into a Fifth Amendment to Services and Development Agreement dated as of December 31, 2010 (“Fifth Amendment”).  The Fifth Amendment extends the term of the Agreement from December 31, 2010 until March 31, 2011. The Agreement supersedes and replaces all of the Fund’s previous property management agreements except for the Advisory Agreement between the Fund and NTS Advisory Corporation, which continues to remain in effect.  Other than extending the term of the Agreement, the Fifth Amendment does not modify any other provisions of the Agreement and the calculation of compensation and expense reimbursements to be received by NTS remains the same.

Also, on December 28, 2010, the Audit Committee of the Fund received a letter from Residential and NTS Development Company, a Kentucky corporation (“NTS”), containing Residential’s and NTS’ agreement to defer payment of amounts due them from the Fund evidenced by promissory notes, and to make advances to cover expenses of the Fund not otherwise evidenced by promissory notes as of December 10, 2010 through March 31, 2011.  As of December 10, 2010, the Fund owed $5,999,514.52 to NTS and its affiliates. Unless Residential and NTS otherwise agree, any such advances shall exclude any principal repayments on the mortgage note owed by the Fund to PNC Bank, National Association.  NTS and its affiliates most likely will require that the Fund and its subsidiaries execute promissory notes evidencing the obligation to repay the deferred amounts and the advances. Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiaries will generate sufficient revenue to repay the promissory notes in full on a timely basis. The Fund intends to seek an extension of the maturity date for the notes or refinance the unpaid balance prior to the current maturity. There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

On December 29, 2010, NTS Mortgage Income Fund (the “Fund”) and its wholly-owned subsidiaries NTS/Virginia Development Company (“NTS/Virginia”) and NTS/Lake Forest II Residential Corporation (“NTS/Lake Forest”) executed new promissory notes to consolidate all of the current promissory that are scheduled to expire on December 31, 2010.

The Fund executed two (2) Consolidated 2010 Promissory Notes, one in the amount of $719,169.53, made in favor of NTS Development Company (“NTS Development”) and one in the amount of $2,172.00 made in favor of Residential Management Company (“Residential”).

NTS/Virginia executed three (3) Consolidated 2010 Promissory Notes, one in the amount of $131,024.10 made in favor of NTS Development, one in the amount of $4,896,253.55 made in favor of Residential Management and one in the amount of $25,700.00 made in favor of NTS Financial Partnership.

NTS/Lake Forest executed two (2) Consolidated 2010 Promissory Notes, one in the amount of $5,299.09 made in favor of NTS Development and the other in the amount of $132,047.55 made in favor of Residential Management.

Orlando Lake Forest Joint Venture, a Florida joint venture in which the Fund has a 50% ownership interest executed two (2) Consolidated 2010 Promissory Notes, one in the amount of $24,625.17 made in favor of NTS Development and the other in the amount of $140,851.84 made in favor of Residential Management.

All of the Consolidated 2010 Promissory Notes are dated as of December 10, 2010 and expire on March 31, 2011 the new promissory notes do not modify any other terms or provisions of the original notes, which continue to remain in effect.

Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiaries will generate sufficient revenue to repay the promissory notes in full on a timely basis.  The Fund intends to seek an extension of the maturity date of the notes or refinance the unpaid balance prior to the current maturity date.  There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

Copies of the newly executed documents and promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.11 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Fifth Amendment to Services and Development Agreement
	10.2	Letter to the Audit Committee dated December 28, 2010
	10.3	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.4	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS Mortgage Income Fund payable to Residential Management Company
	10.5	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS/Virginia Development Company payable to NTS Development Company
	10.6	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS/Virginia Development Company payable to Residential Management Company
	10.7	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS/Virginia Development Company payable to NTS Financial Partnership

10.8	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS/Lake Forest II Residential Corporation payable to NTS Development Company
10.9	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by NTS/Lake Forest II Residential Corporation payable to Residential Management Company
10.10	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by Orlando Lake Forest Joint Venture payable to NTS Development Company
10.11	Consolidated 2010 Promissory Note dated as of December 10, 2010, made by Orlando Lake Forest Joint Venture payable to Residential Management Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	December 30, 2010

5